                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

   Filed by the Registrant  [x]
   Filed by a Party other than the Registrant  [ ]

CHECK THE APPROPRIATE BOX:
   [ ]    Preliminary Proxy Statement                            [ ]   Confidential, for Use of the Commission only
   [x]    Definitive Proxy Statement                             (as permitted by Rule 14a-6(e)(2))
   [ ]    Definitive Additional Materials
   [ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Reliance Bancshares, Inc.
                -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     ALLAN T. BACH, PRESIDENT OF REGISTRANT
    -----------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
   [x]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
   [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
   [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          1. Title of each class of securities to which transaction applies:


             ---------------------------------------------------------------
          2. Aggregate number of securities to which transaction applies:


             ---------------------------------------------------------------
          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


             ---------------------------------------------------------------
          4. Proposed maximum aggregate value of transaction:


             ----------------------------------------------------------------
          5. Total fee paid:


             ----------------------------------------------------------------
   [ ]    Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1. Amount Previously Paid:


             ----------------------------------------------------------------
          2. Form, Schedule or Registration Statement No.:


             ----------------------------------------------------------------
          3. Filing Party:


             ----------------------------------------------------------------
          4. Date Filed:


             ----------------------------------------------------------------

                           RELIANCE BANCSHARES, INC.


                            3140 SOUTH 27TH STREET
                         MILWAUKEE, WISCONSIN  53215
                                (414) 671-2222



                                                              September 24, 1996





Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Reliance Bancshares, Inc. (the "Company"), the holding company for Reliance Savings Bank (the "Bank"), which will be held on October 28, 1996, at 2:00 p.m., Milwaukee time, at The Quality Inn, 5311 South Howell Avenue, Milwaukee, Wisconsin 53207.

         The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be conducted at the Annual Meeting. We also have enclosed a copy of the Company's Annual Report for the fiscal year ended June 30, 1996. Directors and officers of the Company, as well as representatives of Meier, Clancy, George & Co., the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have.

         The vote of every shareholder is important to us. Please sign and return the enclosed appointment of proxy form promptly in the postage-paid envelope provided, regardless of whether you are able to attend the Annual Meeting in person. If you attend the Annual Meeting, you may vote in person even if you have already mailed your Proxy.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your continued support.



                                          Sincerely yours,




                                          Allan T. Bach
                                          President and Chief Executive Officer

                           RELIANCE BANCSHARES, INC.

                             3140 South 27th Street
                          Milwaukee, Wisconsin  53215
                                 (414) 671-2222
                              ___________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 28, 1996
                              ___________________

TO THE HOLDERS OF COMMON STOCK OF RELIANCE BANCSHARES, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Reliance Bancshares, Inc. (the "Company") will be held on Monday, October 28, 1996, at 2:00 p.m., Milwaukee time, at The Quality Inn, 5311 South Howell Avenue, Milwaukee, Wisconsin 53207.

         The Annual Meeting is for the purpose of considering and voting upon the following matters, all of which are set forth more completely in the accompanying Proxy Statement:

         1. The election of one director for a one-year term, two directors for a two-year term and two directors for a three-year term, and in each case until their successors are elected;

         2. The ratification of the appointment of Meier, Clancy, George & Co. as independent auditors of the Company for the fiscal year ending June 30, 1997; and

         3. Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other such business.

         The Board of Directors has established September 6, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.


                                       BY ORDER OF THE BOARD OF DIRECTORS,




Milwaukee, Wisconsin                   Carol A. Barnharst
September 24, 1996                     Vice President, Chief Financial Officer,
                                       Secretary and Treasurer


  YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM PROMPTLY IN THE ENVELOPE PROVIDED.

                           RELIANCE BANCSHARES, INC.

                             3140 South 27th Street
                          Milwaukee, Wisconsin  53215
                                 (414) 671-2222

           ________________________________________________________

                               PROXY STATEMENT
          _________________________________________________________

                        ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held On October 28, 1996
          __________________________________________________________



         This Proxy Statement is being furnished to holders of common stock, $1.00 par value per share (the "Common Stock") of Reliance Bancshares, Inc. (the "Company") in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Monday, October 28, 1996, at 2:00 p.m., Milwaukee time, at The Quality Inn, 5311 South Howell Avenue, Milwaukee, Wisconsin 53207, and at any adjournments or postponements thereof.

         The 1996 Annual Report to Shareholders, including the consolidated financial statements for the fiscal year ended June 30, 1996, accompanies this Proxy Statement and appointment form of proxy (the "proxy") which are first being mailed to shareholders on or about September 24, 1996.

         Only shareholders of record as of the close of business on September 6, 1996 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,562,344 shares of Common Stock outstanding, and the Company had no other class of securities outstanding.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. As to the election of directors, the proxy being provided by the Board of Directors enables a shareholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees proposed by the Board. Article VI of the Company's Articles of Incorporation provides that there will be no cumulative voting by shareholders for the election of the Company's directors. Under the Wisconsin Business Corporation Law, directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of a majority of the total votes cast in person or by proxy is necessary to ratify the appointment of Meier, Clancy, George & Co. as independent auditors for the fiscal year ending June 30, 1997. Abstentions are included in the determination of shares present and voting for purposes of whether a quorum exists, while broker non-votes are not. Neither abstentions nor broker non-votes are counted in determining whether a matter has been approved. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

         As provided in the Company's Articles of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "10% Limit") are not entitled to any vote in respect of the shares held in excess of the 10% Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as such persons acting in concert with, such person or entity. The Company's Articles of Incorporation authorize the Board to make all determinations necessary to implement and apply the 10% Limit, including determining whatever persons or entities are acting in concert. The provisions of the Company's Articles of Incorporation relating to the 10% limit do not apply to an acquisition of more than 10% of the shares of Common Stock if such acquisition has been approved by a majority of disinterested directors; provided such approval shall be effective only if obtained at a meeting where a quorum of disinterested directors is present.

         Shareholders are requested to vote by completing the enclosed proxy and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their votes in the spaces provided on the proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are given, signed proxies will be voted FOR the election of the nominees for director named in this Proxy Statement and FOR the ratification of the appointment of Meier, Clancy, George & Co. as independent auditors of the Company for the fiscal year ending June 30, 1997. Returning your completed proxy will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

         Any shareholder giving a proxy has the power to revoke it any time before it is exercised by: (i) filing with the Secretary of the Company written notice thereof (Carol A. Barnharst, Secretary, Reliance Bancshares, Inc., 3140 South 27th Street, Milwaukee, Wisconsin 53215); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournments or postponements thereof and will not be used for any other meeting.

         The cost of solicitation of proxies by mail on behalf of the Board of Directors will be borne by the Company. Proxies also may be solicited by personal interview or by telephone, in addition to the use of the mails by directors, officers and regular employees of the Company and Reliance Savings Bank (the "Bank"), without additional compensation therefor. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of Common Stock held of record by the beneficial owners of such shares. The Company will reimburse such holders for their reasonable out-of-pocket expenses.

         Proxies solicited hereby will be returned to the Board of Directors and will be tabulated by inspectors of election designated by the Board of Directors who will not be employed by, or a director of, the Company or any of its affiliates.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth the beneficial ownership of shares of Common Stock as the Voting Record Date by: (i) each shareholder known to the Company to beneficially own more than 5% of the shares of Common Stock outstanding, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC") in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) each director of the Company; (iii) the executive officer of the Company appearing in the Summary Compensation Table below; and (iv) all directors and executive officers as a group. Members of the Board of Directors of the Company also serve as directors of the Bank.

                                                            NUMBER OF SHARES
                                                              BENEFICIALLY
                 NAME                                           OWNED (1)                     PERCENT OF CLASS
                 ----                                     --------------------                ----------------

Reliance Savings Bank Employee Stock
   Ownership Trust (2)  . . . . . . . . . . . . . . . . .          89,125                            3.5%
Allan T. Bach (3) . . . . . . . . . . . . . . . . . . . .          25,817                            1.0
Carol A. Barnharst (3)  . . . . . . . . . . . . . . . . .          31,700                            1.2
O. William Held . . . . . . . . . . . . . . . . . . . . .          27,119                            1.1
John T. Lynch . . . . . . . . . . . . . . . . . . . . . .          31,250                            1.2
Marjorie A. Spicuzza (4)  . . . . . . . . . . . . . . . .          31,250                            1.2
All directors and executive officers
   as a group (5 persons)   . . . . . . . . . . . . . . .         147,136                            5.7%
- --------------------

(1) Unless otherwise indicated, includes shares of Common Stock held directly by the individuals as well as by members of such individuals' immediate family who share the same household, shares held in trust and other indirect forms of ownership over which shares the individuals exercise sole or shared voting power and/or investment power. Fractional shares of Common Stock held by certain executive officers under the Reliance Savings Bank Employee Stock Ownership Plan (the "ESOP") have been rounded to the nearest whole share.

(2) Emjay Corporation (the "Trustee") is the trustee for the Reliance Savings Bank Employee Stock Ownership Trust. The Trustee's address is 725 West Glendale Avenue, Glendale, Wisconsin 53209.

(3) Includes 1,267 shares of Common Stock allocated to certain executive officers under the ESOP, for which such individuals possess shared voting power, of which approximately 817 shares and 450 shares have been allocated to the accounts of Mr. Bach and Ms. Barnharst, respectively.

(4) Of the 31,250 shares indicated as beneficially owned by Ms. Spicuzza, 10,000 are owned by her sister who has sole voting and investment power over such shares, and as to which Ms. Spicuzza disclaims beneficial ownership.

                  MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

                                   MATTER 1.
                             ELECTION OF DIRECTORS

        The Articles of Incorporation of the Company provide that at the first annual meeting of shareholders, directors of the Company will be divided into three classes which are as equal in number as possible, and directors of the first class will be elected to hold office for a term expiring at the first succeeding annual meeting, directors of the second class will be elected to hold office for a term expiring at the second succeeding annual meeting, and directors of the third class will be elected to hold office for a term expiring at the third succeeding annual meeting, and in each case until their successors are elected and qualified. At each subsequent annual meeting of shareholders, one class of directors, or approximately one-third of the total number of directors, will be elected for a term of three years. There are no family relationships among the directors and/or executive officers of the Company. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

        Unless otherwise directed, each proxy executed and returned by a shareholder will be voted FOR the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

        The following tables present information concerning the nominees for director, including tenure as a director of the Bank. All of the following nominees have served as a director of the Company since the Company's formation in November 1995.

                                                POSITION WITH THE COMPANY                      DIRECTOR
                                                AND PRINCIPAL OCCUPATION                     OF THE BANK
       NAME                   AGE              DURING THE PAST FIVE YEARS                       SINCE
       ----                   ---              --------------------------                   -------------

                                 NOMINEE FOR DIRECTOR FOR ONE-YEAR TERM EXPIRING IN 1997

John T. Lynch                  63              Director of the Company and the                   1988
                                               Bank; From 1984 to 1995, partner
                                               in the law firm of Duggan Lynch &
                                               Fons in Milwaukee, Wisconsin;
                                               currently a solo practitioner.


                                 NOMINEES FOR DIRECTOR FOR TWO-YEAR TERM EXPIRING IN 1998

Allan T. Bach                  63              Chairman of the Board of Directors                1991
                                               of the Company and President, Chief
                                               Executive Officer and Director of the
                                               Company and the Bank.

O. William Held                67              Chairman of the Board of Directors                1985
                                               of the Bank and Director of the
                                               Company and the Bank; Prior to his
                                               retirement in 1991, Mr. Held served
                                               as the President and Chief Executive
                                               Officer of the Bank from 1985 to 1991.

                                                POSITION WITH THE COMPANY                      DIRECTOR
                                                AND PRINCIPAL OCCUPATION                     OF THE BANK
       NAME                   AGE              DURING THE PAST FIVE YEARS                       SINCE
       ----                   ---              --------------------------                   -------------

                                NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 1999

Carol A. Barnharst             53              Vice President, Chief Financial Officer,          1993
                                               Secretary, Treasurer and Director of
                                               the Company; Vice President, Chief
                                               Financial Officer and Director of the
                                               Bank; Ms. Barnharst has served as
                                               Vice President of the Bank since 1981
                                               and as Chief Financial Officer of the
                                               Bank since 1994.

Marjorie A. Spicuzza           72              Director of the Company and the Bank;             1980
                                               Prior to her retirement in 1985, Ms. Spicuzza
                                               served as the President and Chief Executive
                                               Officer of the Bank from 1980 to 1985.

         THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST IS REQUIRED FOR THE ELECTION OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES OF COMMON STOCK REPRESENTED BY THE PROXIES SOLICITED HEREBY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE ABOVE-DESCRIBED NOMINEES. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.



                                   MATTER 2.
                    RATIFICATION OF APPOINTMENT OF AUDITORS

         The Company's independent auditors for the fiscal year ended June 30, 1996 were Meier, Clancy, George & Co. The Board of Directors of the Company has reappointed Meier, Clancy, George & Co. to perform the audit of the Company's financial statements for the fiscal year ending June 30, 1997. Representatives of Meier, Clancy, George & Co. will be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the Company's shareholders.

         UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF MEIER, CLANCY, GEORGE & CO. AS THE INDEPENDENT AUDITORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF MEIER, CLANCY, GEORGE & CO. AS THE INDEPENDENT AUDITORS OF THE COMPANY.



             MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Company was organized on November 10, 1995. Regular meetings of the Board of Directors of the Company generally are held on a monthly basis. During the fiscal year ended June 30, 1996, the Board of Directors of the Company held one regular meeting. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held and the total number of committee meetings on which such director served during the fiscal year ended June 30, 1996.

        The Board of Directors of the Company has a standing Audit Committee and Compensation Committee. The Audit Committee consists of Messrs. O. William Held, John T. Lynch and Ms. Marjorie A. Spicuzza. The Audit Committee reviews the scope and timing of the audit of the Company's financial statements by the Company's independent public accountants and will review with the independent public accountants the Company's management policies and procedures with respect to auditing and accounting controls. The Audit Committee also will review and evaluate the independence of the Company's accountants, and recommend to the Board the engagement, continuation or discharge the Company's accountants. In addition, the Audit Committee will direct the activities of the Bank's internal audit. The Company's Audit Committee met once during the fiscal year ended June 30, 1996.

        The Board of Directors of the Bank has established a Compensation Committee consisting of Messrs. O. William Held, John T. Lynch and Ms. Marjorie
A. Spicuzza who are neither officers nor employees of the Company or the Bank ("Outside Directors"). The Compensation Committee of the Bank met once during the fiscal year ended June 30, 1996. During the fiscal year ended June 30, 1996, all executive officer compensation was paid by the Bank and the compensation policies were determined by the Compensation Committee of the Bank, and the Company did not pay separate compensation to its executive officers. As the Company currently does not anticipate paying separate compensation to its officers during the upcoming fiscal year, compensation policies will continue to be determined by the Compensation Committee of the Bank.

        The entire Board of Directors of the Company acted as a Nominating Committee for the selection of the nominees for directors to stand for election at the Annual Meeting. The Board, acting as the Nominating Committee, did not meet during the fiscal year ended June 30, 1996. The Company's By-laws allow for shareholder nominations of the directors and require such nominations be made pursuant to timely notice in writing to the Secretary of the Company. See "Shareholder Proposals for the 1997 Annual Meeting."

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

        During the fiscal year ended June 30, 1996, the Company did not pay separate compensation to its officers. Separate compensation will not be paid to officers of the Company until such time as the officers of the Company devote significant time to separate management of Company affairs, which is not expected to occur until the Company becomes actively involved in additional significant business beyond the Bank.

        The following table summarizes the total compensation paid by the Bank to its Chief Executive Officer during the Bank's fiscal years ended June 30, 1995 and 1996. The Bank's next highest paid executive officers' compensation (salary and bonus) did not exceed $100,000 for either of the Bank's fiscal years ended June 30, 1995 and 1996.


                           SUMMARY COMPENSATION TABLE


                                                         ANNUAL COMPENSATION(1)
                                                         ----------------------
                                                                                           ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR                    SALARY                  COMPENSATION(2)
- ---------------------------              ----                    ------                  ---------------

Allan T. Bach . . . . . . . . . . . .    1996                  $102,156                       $6,539
  President & Chief Executive            1995                    76,193                        --
  Officer and Director of
  the Company and the Bank
- --------------------

(1) Perquisites provided to Mr. Bach by the Bank did not exceed the lesser of $50,000 or 10% of Mr. Bach's total annual salary and bonus during the fiscal years ended June 30, 1995 and 1996, and accordingly, are not included.

(2) The amount shown in this column for the year ended June 30, 1996 represents the Bank's contribution on behalf of the named executive officer under the ESOP.


EMPLOYMENT AGREEMENTS

         In connection with the conversion of the Bank from a state-chartered mutual savings bank to a state-chartered stock savings bank which was consummated on April 18, 1996 (the "Conversion"), the Bank entered into three-year employment agreements with Mr. Allan T. Bach and Ms. Carol A. Barnharst. The employment agreements are intended to ensure that the Bank maintains stable and competent management.

         Under the employment agreements, which became effective upon consummation of the Conversion, the base salaries for Mr. Bach and Ms. Barnharst are $100,056 and $54,500, respectively. The base salaries may be increased by the Bank's Board of Directors, but may not be reduced except as part of a general pro rata reduction in compensation for all executive officers. In addition to base salaries, the agreements provide for payments from other Bank incentive compensation plans, and provide for other benefits, including participation in any group health, life, disability or similar insurance program and in any pension, profit-sharing, employee stock ownership plan, deferred compensation, 401(k) or other retirement plans maintained by the Bank. The agreements also provide for participation in any stock-based incentive programs made available to executive officers of the Bank. The agreements may be terminated by the Bank upon death, disability or retirement; for cause at any time; or in certain events specified by the regulations issued by the Wisconsin Department of Financial Institutions, Division of Savings and Loan. If the Bank terminates the agreements other than for death, disability, retirement or cause, the executive is entitled to severance pay in the amount of two years' base salary (based on the highest compensation in effect within the three years preceding the date of termination) together with other compensation and benefits in which the executive was vested at the termination date.

         The agreements provide for severance payments if the executive's employment terminates following a change in control. Under the agreements, a "Change in Control" generally is defined to include any change in control required to be reported under the federal securities laws as well as: (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities; or (ii) a change in a majority of the directors of the Company during any consecutive two-year period without the approval of at least two-thirds of the persons who were directors at the beginning of such period. In the event of a Change in Control, the executive may terminate employment for "good reason," which includes: (i) a material change in the executive's duties, responsibilities or titles; (ii) a reduction in base salary; (iii) a geographic change in principal office location; or (iv) a reduction in incentives or other benefits available to the executive. In the event of such termination, the executive may receive severance pay for the longer of the unexpired term of the agreement or 36 months, based upon the executive's highest base salary within the three years preceding termination plus bonus and incentive compensation based on the last calendar year. In addition, the executive is entitled to all qualified retirement and other benefits in which such executive was vested, and additional retirement benefits under all qualified plans to which the executive would have been entitled had such executive continued employment through the then-remaining employment term. If the severance payments following a Change in Control would constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), and the present value of such "parachute payments" equals or exceeds three times the executive's average annualized includable income for the five calendar years preceding the year in which a Change in Control occurred, the severance payments shall be reduced to an amount equal to the present value of 2.99 times the average annual compensation paid to the executive during the five calendar years immediately preceding such Change in Control.

BENEFITS

     INSURANCE PLANS

         All full-time employees of the Bank are eligible for comprehensive health insurance commencing upon the completion of three full months of employment with the Bank. After three full months of employment, full-time employees also are covered as a group for life insurance. The Bank pays 100% of the cost of health insurance for single coverage and 100% of the cost of health insurance for family coverage for executive officers of the Bank and members of the Board of Directors of the Bank. The Bank pays the entire cost of life insurance for all employees.

     DEFINED BENEFIT PLAN

         The Bank participates in the Financial Institutions Retirement Fund ("FIRF"), a multiple employer, defined benefit plan qualified within the meaning of Section 401(a) of the Internal Revenue Code. FIRF participation generally is limited to employers who are engaged in the financial services industry. FIRF is administered by a board of directors comprised of the President of FIRF, the Presidents of the twelve Federal Home Loan Banks and twelve other persons who are representatives of employers participating in FIRF. Executive officers and directors of the Bank are not employed by FIRF. In order to be eligible to participate in the FIRF, an employee must not be compensated on an hourly basis, have attained the age of 21 and completed 1,000 hours of service in a twelve consecutive month period. Eligible employees become vested after completion of five years of service. No participant contributions are permitted.

         Under the Bank's adoption agreement pursuant to which it participates in FIRF, benefits for eligible employees are determined under the following formula: 1.5% multiplied by the average annual compensation for the highest five consecutive years of service multiplied by years of service. Benefits are payable by FIRF: (i) upon separation from service with the Bank provided applicable vesting and certain other conditions are met; and (ii) with respect to a vested participant upon retirement, death, disability or other separation from service. In the event separation from service is for reasons other than retirement, death or disability, benefit commencement will be deferred. Pursuant to FIRF regulations, normal retirement age is 65. However, a vested participant may retire as early as age 45 but his or her benefit will be reduced by 3% for each year his or her retirement age precedes age 65. If a participant continues working after age 65, the benefit otherwise payable at actual retirement is increased by 2% for each year of service after age 65.
The plan provides for pre-retirement survivor benefits as required by the Internal Revenue Code. Further, in the event of death, the plan provides for death benefits in an amount equal to the last annual salary plus 10% of such salary for each year of service up to a maximum amount of three times such salary, and in the event of death after retirement, the difference, if any, between twelve times annual pension payments less the amount of pension payments made prior to such death. In the event of disability, a vested participant shall receive the greater of the then accrued benefit payable in annuity form or 30% of the average annual compensation for the highest five consecutive years of service. Benefits are payable in annuity form and there is no lump sum settlement option. The forms of annuities available are the joint and survivor annuity form required by the Internal Revenue Code and, assuming appropriate spousal waivers, a single life annuity, a ten-year certain annuity, with or without survivor option, and a survivor annuity with a contingent annuitant other than a spouse.

         The following table sets forth the estimated annual benefits payable under FIRF on retirement at normal retirement age for the compensation levels and number of years of service noted (assuming the limitation under Section 415 of the Internal Revenue Code is adjusted from time to time by the United States Secretary of the Treasury to be greater than the $120,000 limitation in effect for 1996):


FINAL AVERAGE PAY   5 YEARS      10 YEARS      15 YEARS      20 YEARS      25 YEARS       30 YEARS     35 YEARS
- -----------------   -------      --------      --------      --------      --------       --------    ---------

   $ 50,000         $ 3,750       $ 7,500       $11,250      $15,000       $18,750        $22,500      $26,250
     75,000           5,625        11,250        16,875       22,500        28,125         33,750       39,375
    100,000           7,500        15,000        22,500       30,000        37,500         45,000       52,500
    125,000           9,375        18,750        28,125       37,500        46,875         56,250       65,625


Maximum annual pension benefits are limited under Section 415 of the Internal Revenue Code to the lesser of: (i) $120,000 currently (subject to future adjustment by the United States Secretary of the Treasury based on cost of living factors); or (ii) 100% of the participant's average annual compensation for the three most recent consecutive Plan Years, each reduced by 10% per year for each year of service less than ten. These benefits are not integrated with social security or other benefits.


         FIRF assets are held in a single trust funded through the aggregate contributions of all participating employers. All assets of FIRF are available to pay the benefits of any retiree. Under funding rules established by FIRF, the Bank has been credited with future employer contribution offsets ("FECO"). The Bank's obligation to make periodic contributions to fund benefits accrued under FIRF for such period for its employees has been met for the last several years by applying such FECO against the amounts otherwise due as a contribution. It is anticipated that the Bank will continue to cause its contribution obligations to be met, in whole or in part, through the use of such FECO for as long as FECO credits are available to the Bank.

     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

         The Bank has established the Reliance Savings Bank Employee Stock Ownership Plan (the "ESOP") for eligible employees of the Bank. As part of the Conversion, the ESOP borrowed funds from the Company to purchase approximately 3.5% of the Common Stock issued in the Conversion, or 89,125 shares of Common Stock. Collateral for the loan is the Common Stock purchased by the ESOP. The Bank will make scheduled discretionary cash contributions to the ESOP sufficient to amortize the principal and pay interest on the loan. The loan will be repaid from the Bank's contributions to the ESOP over a period of 15 years. Shares purchased by the ESOP will be held in a suspense account for allocation among participants as the loan is repaid. Contributions to the ESOP and shares released from the suspense account in an amount proportionate to the repayment of principal and interest on the ESOP loan will be allocated among participants on the basis of compensation in the year of allocation. Shares awarded under the ESOP will not become vested until the participants have completed five years of service, at such time the shares will then become 100% vested. Participants also become 100% vested on death, disability or attainment of age 65. Forfeitures will be reallocated among the remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability or separation from service. Benefits may be paid either in shares of Common Stock or in cash. Emjay Corporation is the trustee for the ESOP (the "Trustee"). The Bank's Benefits Committee, consisting of Messrs. O. William Held, John T. Lynch and Ms. Marjorie A. Spicuzza, will instruct the Trustee regarding investment of funds contributed to the ESOP. The Trustee will vote all allocated shares held in the ESOP in accordance with the instructions of participating employees. The Trustee will vote unallocated shares as directed by the Bank's Board of Directors.

DIRECTORS' COMPENSATION

     DIRECTORS' FEES

         The Board of Directors of the Company meets monthly and did not receive directors' fees for meetings attended during the fiscal year ended June 30, 1996. For the fiscal year ended June 30, 1996, each member of the Board of Directors of the Bank received a $1,250 directors' meeting fee per meeting attended. The Chairman of the Board, Mr. O. William Held, received an additional $200 for each Board of Directors meeting attended. In addition, directors who are not also employees of the Bank received $250 for attending a special meeting of the Board of Directors.

     NON-QUALIFIED DEFERRED RETIREMENT PLAN FOR DIRECTORS

         The Bank maintains the Reliance Savings Bank Non-qualified Deferred Retirement Plan for Directors (the "Deferred Retirement Plan"), which became effective June 30, 1994, whereby directors of the Bank can elect to defer receipt of all or any portion of their directors' fees payable in each calendar year (the "Deferred Benefit"). In addition, each director also is eligible to receive a "Service Credit Benefit" upon retirement from active service on the Board of Directors. Each director receives one service credit for each full year of service on the Board of Directors, with a maximum of five service credits. The "Service Credit Benefit" for each director equals $10,000 for each service credit received. Directors Bach, Held, Lynch and Barnharst each have accumulated two years of service under the Deferred Retirement Plan.

         The Deferred Benefit and Service Credit Benefit are payable upon the director's termination of service to the Bank. Distributions of the Deferred Benefit and Service Credit Benefit under the Deferred Retirement Plan are made in equal monthly installments over a five-year period commencing the first month after such termination of service; provided, however, that if a director is terminated for cause, all rights such director may have to the Service Credit Benefit will be forfeited. Distributions pursuant to the Deferred Retirement Plan will be made in a lump sum upon termination of service due to death or if such director dies prior to receipt of the entire Deferred Benefit and/or Service Credit Benefit. The distributions also may be accelerated in cases of medical emergency or a showing of good cause.

         The Deferred Retirement Plan is administered by Northwestern Mutual Life Insurance Company. The Bank has acquired permanent life insurance policies on the lives of participants in the Deferred Retirement Plan to fund such plan. The cash value of the policies totalled $194,000 at June 30, 1996. The directors have no rights, title or interest in the insurance policies.


              INDEBTEDNESS OF MANAGEMENT AND CERTAIN TRANSACTIONS

         Current federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         The Bank's policy provides that all loans or extensions of credit to executive officers and directors are to be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features. All loans to executive officers and directors have been made by the Bank in the ordinary course of business and were not made with favorable terms nor involved more than the normal risk of collectability or presented unfavorable features. All loans or extensions of credit to executive officers and directors were current as of June 30, 1996.

         The Company and the Bank intend that all transactions in the future between the Company and the Bank and executive officers, directors, holders of 10% or more of the shares of any class of common stock of the Company and affiliates thereof, will contain terms no less favorable to the Company or the Bank than could have been obtained by them in arms' length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company or the Bank, as applicable, not having any interest in the transaction.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the shares of Common Stock outstanding, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Based upon review of the information provided to the Company, the Company believes that during the fiscal year ended June 30, 1996, officers, directors and greater than ten percent shareholders complied with all Section 16(a) filing requirements.


               SHAREHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

         Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the second annual meeting of the shareholders of the Company, which is scheduled to be held in October 1997, must be received at the principal executive offices of the Company, 3140 South 27th Street, Milwaukee, Wisconsin 53215, Attention: Carol A. Barnharst, Secretary, no later than May 28, 1997. If such proposal is timely submitted and is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article VII of the Company's Articles of Incorporation, which provides that: (i) with respect to proposals to be brought before an annual meeting, such proposal must be received by the Company not less than 60 days nor more than 90 days prior to the date of the previous year's annual meeting of shareholders, or in the event no annual meeting was held in the previous year, no later than ten days following the date notice of the annual meeting is mailed to shareholders; and (ii) with respect to proposals to be brought before a special meeting, not later than the close of business on the tenth day following the date notice of such special meeting is mailed to shareholders.

         In accordance with Article VII of the Company's Articles of Incorporation, the advance notice of a proposal described above must set forth certain information, including the shareholder's name and address, as they appear on the Company's record of shareholders, the class and number of shares of the Company Common Stock beneficially owned by such shareholder, a brief description of the proposed business, the reason for considering the business at the shareholder meeting and any material interest of the shareholder in the proposed business. In addition, with respect to nominations for election to the Board of Directors made by a shareholder, in accordance with Article VII of the Company's Articles of Incorporation and Article III of the Company's By-laws, the following information must be provided: (i) the name and address of the shareholder who intends to make the nomination and of the person(s) to be nominated; (ii) a representation that the shareholder is a holder of record of the stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and to nominate the person(s) specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (v) written consent of each nominee to serve as a director of the Company if so elected.

                        OTHER MATTERS WHICH MAY PROPERLY
                         COME BEFORE THE ANNUAL MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED JUNE 30, 1996 IS FILED WITH THE SEC AND WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO RELIANCE BANCSHARES, INC., CAROL
A.  BARNHARST, SECRETARY, 3140 SOUTH 27TH STREET, MILWAUKEE, WISCONSIN 53215.



                                        BY ORDER OF THE BOARD OF DIRECTORS,




Milwaukee, Wisconsin                    Carol A. Barnharst
September 24, 1996                      Vice President, Chief Financial Officer,
                                        Secretary and Treasurer






WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

RELIANCE BANCSHARES, INC.                                       REVOCABLE PROXY
3140 South 27th Street
Milwaukee, Wisconsin 53215

                          RELIANCE BANCSHARES, INC.
        ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 1996
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders (the "Annual Meeting") and the Proxy Statement and, revoking any proxy heretofore given, hereby constitutes and appoints Messrs. Allan T. Bach and John T. Lynch, directors of Reliance Bancshares, Inc. (the "Company"), to represent and to vote, as designated below, all the shares of common stock, $1.00 par value per share ("Common Stock"), of the Company held of record by the undersigned on September 6, 1996, at the Annual Meeting which will be held on October 28, 1996, at 2:00 p.m., Milwaukee time, at The Quality Inn, 5311 South Howell Avenue, Milwaukee, Wisconsin 53207, or any adjournments or postponements thereof.

        THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE MATTERS LISTED. If any other business is presented at the Annual Meeting or any adjournments or postponements thereof, this proxy will be voted by the Board of Directors of the Company in their best judgment. At the present time, the Board of Directors of the Company knows of no other business to be presented at the Annual Meeting.

Please mark your votes as in this example:  \X\
1.  ELECTION OF DIRECTORS

     ALLAN T. BACH, CAROL A. BARNHARST, O. WILLIAM HELD, JOHN T. LYNCH,
                             MAJORIE A. SPICUZZA

\ \ FOR all nominees listed above               \ \ WITHHOLD AUTHORITY
    (except as marked to the contrary below)        to vote for all nominees
                                                    above

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below).

       ----------------------------------------------------------------
        IMPORTANT: PLEASE SIGN AND DATE THE PROXY ON THE REVERSE SIDE
                         (continued on reverse side)


PROXY NO.                                                       NO. OF SHARES

2. RATIFICATION OF THE APPOINTMENT OF MEIER, CLANCY, GEORGE & CO. AS
   INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1997.

   \ \ FOR                      \ \ AGAINST                     \ \ ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.


The shares of Common Stock represented by this proxy will be voted as directed. If no direction is specified, the shares of Common Stock will be voted FOR each of the matters listed.
                                     Date:                       , 1996
                                          -----------------------

                                     Signature:
                                               ------------------------

                                     Signature:
                                               ------------------------
                                     IMPORTANT: Please sign your name exactly as it appears hereon. When signing as an attorney, administrator, agent, corporation, officer, executor, trustee, guardian or similar position, please add your full title to your signature. If shares of common stock are held jointly, each holder may sign but only one signature is required.



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
                                                                     001001